_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported):  July 25, 1997


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1997, providing for the issuance of the COUNTRYWIDE HOME LOANS, INC., Mortgage Pass-Through Certificates, Series 1997-5).


                                CWMBS, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


          Delaware              333-08389          95-4449516
----------------------------   -----------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       155 North Lake Avenue
       Pasadena, California                          91101
     ------------------------                     ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1997-5.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1997-5, Bear, Stearns & Co. Inc. ("Bear Stearns"), and Countrywide Securities Corporation ("CSC") as underwriters of the Underwritten Certificates, have prepared certain materials (the "Bear Stearns Computational Materials" and the "Countrywide Securities Corporation Computational Materials" respectively) for distribution to their potential investors. Although the Company provided Bear Stearns and CSC and with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Bear Stearns Computational Materials or the preparation of the Countrywide Securities Corporation Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Bear Stearns Computational Materials, which are listed as Exhibit 99.1 hereto, and the Countrywide Securities Corporation Computational Materials, which are listed as Exhibit 99.2 hereto, are filed on Form SE dated July 25, 1997.



-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 27, 1997 and the prospectus supplement dated July 25, 1997, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1997-5.



Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

P    99.1 Bear Stearns Computational Materials.
          filed on Form SE dated July 25, 1997.

P    99.2 Countrywide Securities Corporation Computational
          Materials filed on Form SE dated July 25, 1997.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWMBS, INC.



                              By: /s/ David A. Spector
                                  -------------------------------
                                  David A. Spector
                                  Vice President



Dated:  July 25, 1997


                                Exhibit Index
                                -------------


Exhibit                                                                Page
-------                                                                ----

99.1 Bear Stearns Computational Materials filed on Form SE dated July 25, 1997.

99.2      Countrywide Securities Corporation Computational
          Materials filed on Form SE dated July 25, 1997.